UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2012

TROPICANA ENTERTAINMENT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53831	27-0540158
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, 4th Floor, Las Vegas, Nevada 89169
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (702) 589-3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

As previously disclosed, Tropicana Entertainment Inc. (“Tropicana” or the “Company”) is in discussions with a group of potential lenders to discuss a possible refinancing of its existing exit facility (the “Exit Facility”). An entity affiliated with Carl C. Icahn, the chairman of Tropicana's board of directors and, through Icahn Enterprises L.P. (“IELP”), its principal beneficial stockholder, is a lender under the Exit Facility and holds more than 50% of the loans extended under the Exit Facility.

The Company has prepared additional presentation materials (the “Presentation Materials”) that it intends to use in its discussions with potential lenders in connection with the potential refinancing. The Presentation Materials are attached to this Form 8-K as Exhibit 99.1 and are incorporated by reference into this Item 7.01.

There can be no assurance that any such refinancing will be consummated on favorable terms, if at all. Consummation of any such refinancing is subject to market and other customary conditions, including, among other things, the negotiation and execution of definitive documentation.

Limitation on Incorporation by Reference. The information contained in Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the Presentation Materials attached as an exhibit hereto, the Presentation Materials contain “forward-looking statements” within the meaning of the Private Litigation Securities Reform Act of 1995. Forward-looking statements represent the Company's estimates and assumptions only as of the date of the Presentation Materials. Such statements include, without limitation, statements regarding the Company's plans, strategies, beliefs and expectations about future events, including without limitation anticipated and projected financial performance, capital expenditures, business prospects, operating trends, future results, as well as other market, business and property trends, statements regarding any potential refinancing of the Company's Exit Facility and the terms, conditions, expected timing and application of the proceeds provided by any such refinancing, statements regarding the Company's competitive landscape and plans for growth, statements regarding potential consolidations and strategic transactions, capital reinvestment, operational enhancements and cost saving initiatives, and any statements regarding benefits provided by the Company's affiliation with Mr. Carl Icahn or IELP. These forward-looking statements are based upon assumptions made by the Company as of the date of the Presentation Materials and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, without limitation, any difficulties, delays, unanticipated costs or other challenges to consummating any such refinancing, in whole or in part, on favorable terms, risks relating to the Company's limited operating history, risks relating to the factors that contributed to the Company's predecessors' bankruptcy filings and the negative effects such bankruptcy filings have had and may continue to have on the Company's ongoing business, results of operations and financial condition, risks relating to the gaming industry, including reductions in discretionary spending due to a downturn in the local, regional or national economy, intense competition in the gaming industry from present competitors and emerging internet online markets and extensive regulation, risks relating to maintaining and improving our properties, including risks relating to operating riverboats and dockside facilities, risks relating to the return on investment of our capital expenditures for growth and maintenance, and the additional risk factors described in the Company's filings with the Securities and

Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in the Presentation Materials, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TROPICANA ENTERTAINMENT INC.
Date: February 10, 2012
	By:	/s/ LANCE J. MILLAGE
	Name:	Lance J. Millage
	Title:	Executive Vice President, Chief Financial Officer and Treasurer